UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported)	July 10, 2012

                         CUMMINS INC.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      500 Jackson Street, Box 3005, Columbus, IN 47202-3005

(Address of principal executive offices, including ZIP code)

                              (812) 377-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 C.F.R. §240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 C.F.R. §240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On July 10, 2012, Cummins Inc. (the “Company”) issued a press release including information concerning the Company’s revenue outlook for 2012 and certain financial results for the second quarter of 2012.  A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.  The following exhibit is being furnished herewith:

(99)      Press release dated July 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      CUMMINS INC.

Dated:  July 10, 2012                                        By:                   /s/ Marsha L. Hunt

      Marsha L. Hunt

      Vice President - Corporate Controller

CUMMINS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(99)      Press release dated July 10, 2012.